SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                  ------------


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        RADIO UNICA COMMUNICATIONS CORP.
                        --------------------------------

           (Exact name of the Registrant as specified in its charter)


                 DELAWARE                                        65-0856900
                 --------                                        ----------
            (State of incorporation                         (I.R.S. Employer
              or organization)                              Identification No.)


             8400 N.W. 52ND STREET, SUITE 101, MIAMI, FLORIDA 33166
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A(c), please check the following box. [ ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A(d), please check the following box. [X]

Securities Act registration statement file number to which this form relates, if applicable: 333-82561

Securities to be registered pursuant to Section 12(b) of the Act:

                TITLE OF EACH CLASS         NAME OF EACH EXCHANGE ON WHICH
                TO BE SO REGISTERED         EACH CLASS IS TO BE REGISTERED
                -------------------         -------------------------------

None

Securities to be registered pursuant to Section 12(g) of the Act:


                          COMMON STOCK, $.01 PAR VALUE
                      --------------------------------------
                                (Title of class)

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.



The Registrant incorporates by reference herein the description of the Registrant's common stock, par value $.01 per share, appearing under the caption "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (File No. 333-82561), as filed with the Securities and Exchange Commission on July 9, 1999, as amended from time to time. The Registration Statement will be declared effective prior to or concurrently with this Form 8-A.



ITEM 2. EXHIBITS.

The following exhibits are filed herewith:

3.1 Certificate of Incorporation of the Registrant (to be filed as Exhibit 3.1 to the Registration Statement and incorporated herein by reference).

3.2 Bylaws of the Registrant (to be filed as Exhibit 3.2 to the Registration Statement and incorporated herein by reference).

                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                  RADIO UNICA COMMUNICATIONS CORP.
                                  ---------------------------------
                                           (Registrant)


Date:  July 8, 1999               By:  /S/ STEVEN E. DAWSON
                                      -----------------------------
                                      Steven E. Dawson
                                      Executive Vice President and
                                      Chief Financial Officer